32.1  CERTIFICATION  PURSUANT TO 18 U. S. C. SECTION 1350 AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended March 31, 2007, as filed with the Securities and Exchange Commission of the date hereof (the "Quarterly Report"), I, James G. Flanigan, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1)  This  Quarterly  Report  on  Form  10-Q  of  the  Company,   to  which  this
certification is attached as a Exhibit,  fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) This information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ James G. Flanigan
                                           --------------------------------
                                           Name:    James G. Flanigan
                                           Chief Executive Officer and President
                                           Date:    May 15, 2007


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